UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 2, 2009
                                               ---------------------------------

                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)


               001-09293                         73-1016728
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      (Commission File Number)          (IRS Employer Identification No.)


                   One Pre-Paid Way
                        Ada, OK                            74820
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       (Address of Principal Executive Offices)         (Zip Code)


                                 (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 2.02 Results of Operations and Financial Condition
-------------------------------------------------------

     On January 2, 2009, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing our membership production and recruiting information for the three months ended December 31, 2008. A copy of the release is included as an exhibit to this report.


Item 9.01 Financial Statements and Exhibits
-------------------------------------------

     The following exhibits are included with this report:

   Exhibit No.                   Description
   -----------                   -----------

       99.1         Company Press Release dated January 2, 2009


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By:      /s/ Steve Williamson
                                  ----------------------------------------------
                                  Steve Williamson,
                                  Chief Financial Officer

Date:  January 5, 2009




For Immediate Release                           Company      Steve Williamson
Friday, January 2, 2009                         Contact:        (580) 436-1234


             PRE-PAID ANNOUNCES 2008 4th QUARTER & YEAR-END RESULTS

ADA, OK, January 2, 2009 - Pre-Paid Legal Services, Inc. (NYSE: PPD), reported new memberships produced and new sales associates enrolled for the fourth quarter and for the year ended December 31, 2008. During the 4th quarter of 2008, new sales associates enrolled decreased 9.7% to 32,533 from the 36,029 enrolled in the 4th quarter of 2007 and new memberships produced decreased 11.6% to 132,641 during the 2008 quarter compared to 150,100 for the 2007 quarter.


For the year 2008, new sales associates enrolled decreased 17.8% to 122,255 compared to 148,802 enrolled during 2007 while new memberships produced were 552,327, down 9.8% from 612,096. Our active memberships decreased 1.1% during 2008 from 1,575,802 to 1,559,154. From the 3rd quarter of 2008 to the 4th quarter of 2008, our active memberships decreased by 16,739 memberships.

------------------------------------------------------ -------------------------------------------- -----------------------------
|                                                                   Three Months Ended:                      Year Ended:        |
|New Memberships:                                        12/31/2008      9/30/2008     12/31/2007     12/31/2008     12/31/2007 |
|----------------                                        ----------      ---------     ----------     ----------     ---------- |
|New legal service membership sales.................        124,629        137,227        139,282        521,522        570,637 |
|New "stand-alone" IDT membership sales.............          8,012          7,814         10,818         30,805         41,459 |
|                                                        ----------      ---------     ----------     ----------     -----------|
|Total new membership sales.........................        132,641        145,041        150,100        552,327        612,096 |
|                                                        ----------      ---------     ----------     ----------     -----------|
|New "add-on" IDT membership sales..................         85,221         95,762         94,945        344,869        381,419 |
|Average Annual Membership fee......................        $321.00        $326.14        $321.32        $324.52        $321.18 |
|                                                                                                                               |
|Active Memberships:                                                                                                            |
|------------------                                                                                                             |
|Active legal service memberships at end of period..      1,469,315      1,488,259      1,492,341      1,469,315      1,492,341 |
|Active "stand-alone" IDT memberships at end of                                                                                 |
|    period (see note below)........................         89,839         87,634         83,461         89,839         83,461 |
|                                                        ----------      ---------     ----------     ----------     -----------|
|Total active memberships at end of period..........      1,559,154      1,575,893      1,575,802      1,559,154      1,575,802 |
|                                                        ----------      ---------     ----------     ----------     -----------|
|Active "add-on" IDT memberships at end of period                                                                               |
|    (see note below)...............................        680,862        681,118        631,910        680,862        631,910 |
|                                                                                                                               |
|New Sales Associates:                                                                                                          |
|--------------------                                                                                                           |
|New sales associates recruited.....................         32,533         37,820         36,029        122,255        148,802 |
|                                                                                                                               |
|Average enrollment fee paid by new sales associates         $49.02         $56.17         $48.99         $71.53         $56.75 |
|                                                                                                                               |
|Average Membership fee in force:                                                                                               |
|-------------------------------                                                                                                |
|Average Annual Membership fee......................        $300.80        $301.40        $297.62        $300.80        $297.62 |
|                                                                                                                               |
|-------------------------------------------------------------------------------------------------------------------------------|
|Note - reflects 4,941 net transfers from "add-on" status to "stand-alone" status during the 2008 4th quarter                   |
---------------------------------------------------------------------------------------------------------------------------------


Our total active membership premium in force remained unchanged at $469.0 million at December 31, 2008 and 2007. The membership persistency rate (defined as the number of memberships in force at the end of a 12 month period as a percentage of the total of memberships in force at the beginning of such period, plus new memberships sold during such period) was 73.3% for 2008.

Our fourth quarter 2008 corporate finance focus has again been on share repurchases. During the 4th quarter, we returned $7.8 million to shareholders through the repurchase of 220,766 shares of common stock, at an average per share price of $35.21. Since April 1999, we have returned $407.1 million to shareholders through the purchase of 13.7 million shares, average price of $29.62 per share, and $17.1 million in dividends for a combined total of more than $424 million representing more than 115 percent of our net earnings during the same timeframe. We have reduced the number of shares outstanding by approximately 52% from 23.6 million at March 31, 1999 to 11.4 million today.

We anticipate announcing our 2008 fourth quarter and yearly earnings on February 23, 2009 after the market closes and hosting a conference call to discuss such earnings on February 25, 2009.

About Us
--------
We believe our products are one of a kind, life events legal service plans. Our plans provide for legal service benefits provided through a network of independent law firms across the U.S. and Canada, and include unlimited attorney consultation as well as will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. We have an identity theft restoration product we think is also one of a kind because of the combination of outside vendors and our provider law firms. More information about us and our products can be found at our homepage at http://www.prepaidlegal.com.
---------------------------

Forward-Looking Statements
--------------------------
Statements in this press release, other than purely historical information, regarding our future plans and objectives and expected operating results, dividends and share repurchases and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to our business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by us with the Securities and Exchange Commission, including (among others) those listed in our Form 10-K, Form 10-Q and Form 8-K, and include the risks that our membership persistency or renewal rates may decline, that we may not be able to continue to grow our memberships and earnings, that we are dependent on the continued active participation of our principal executive officer, that pending or future litigation may have a material adverse effect on us if resolved unfavorably to us, that we could be adversely affected by regulatory developments, that competition could adversely affect us, that we are substantially dependent on our marketing force, that our stock price may be affected by short sellers, that we have been unable to increase our employee group membership sales and that our active premium in force is not indicative of future revenue as a result of changes in active memberships from cancellations and additional membership sales. Please refer to pages 14 and 15 of our 2007 Form 10-K and pages 7 and 8 of our September 30, 2008 Form 10-Q for a more complete description of these risks. We undertake no duty to update any of the forward-looking statements in this release.

                                       ###